Exhibit 99.1

SB Financial Group Announces Third Quarter 2022 Results

DEFIANCE, OH, November 1, 2022 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the third quarter and nine months ended September 30, 2022.

Third quarter 2022 highlights:

●	Net income of $3.3 million; diluted earnings per share (“EPS”) of $0.47 or a 19.0 percent decrease compared to the prior year third quarter as increased Net Interest Income was offset by Noninterest Income headwinds

●	Noninterest expense of $10.4 million declined 3.9 percent from the linked quarter

●	Loan growth of $29.6 million from the linked quarter, or 13.2 percent annualized

●	Deposit growth of $14.1 million from the linked quarter, or 5.3 percent annualized

●	Margin expansion of 8.7 percent from the linked quarter

●	Strong asset quality with Nonperforming assets at 40 basis points and net recoveries in the quarter

Nine months ended September 30, 2022, highlights over prior-year nine months include:

●	Net income of $9.0 million and diluted EPS of $1.27, compared to $14.9 million, or $2.08 per share or a 38.9 percent decrease

Third quarter 2022 trailing twelve-month highlights include:

●	Loans excluding Paycheck Protection Program (“PPP”) loans, increased $81.5 million, or 9.6 percent from the prior year

●	Deposits decreased by $25.8 million, or 2.3 percent to $1.09 billion

●	Mortgage origination volume of $388.0 million; servicing portfolio of $1.36 billion up 1.6 percent

Highlights	Three Months Ended			Nine Months Ended
($ in thousands,except per share & ratios)	Sep. 2022	Sep. 2021	% Change	Sep. 2022	Sep. 2021	% Change
Operating revenue	$14,473	$16,673	-13.2%	$43,017	$52,914	-18.7%
Interest income	11,764	11,033	6.6%	31,632	31,901	-0.8%
Interest expense	1,334	1,009	32.2%	3,133	3,095	1.2%
Net interest income	10,430	10,024	4.1%	28,499	28,806	-1.1%
Provision for loan losses	-	300	0.0%	-	1,050	-100.0%
Noninterest income	4,043	6,649	-39.2%	14,518	24,108	-39.8%
Noninterest expense	10,384	11,256	-7.7%	32,046	33,241	-3.6%
Net income	3,342	4,103	-18.5%	8,988	14,945	-39.9%
Earnings per diluted share	0.47	0.58	-19.0%	1.27	2.08	-38.9%
Return on average assets	1.03%	1.23%	-16.3%	0.91%	1.51%	-39.7%
Return on average equity	10.89%	11.35%	-4.1%	9.21%	13.84%	-33.5%
Non-GAAP Measures
Adjusted net income	$3,291	$3,565	-7.7%	$8,046	$12,690	-36.6%
Adjusted diluted EPS	0.47	0.56	-16.1%	1.13	1.77	-36.2%
Adjusted return on average assets	1.01%	1.17%	-13.7%	0.84%	1.34%	-37.3%
Adjusted pre-tax, pre-provision income	4,023	4,869	-17.4%	9,778	15,769	-38.0%

“In the third quarter of 2022 we achieved another strong loan origination performance as loans grew $30 million, or 3.3 percent from the second quarter of 2022, or 13.2 percent annualized” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Compared to prior year, net of PPP, organic loan growth was up $81.5 million or 9.6 percent. Strong loan growth and the increase in loan yields led to net interest margin expansion which partially offset the decline in mortgage revenue. Deposit balances stabilized during the quarter, however as short-term rates continue to rapidly increase our funding costs are beginning to rise.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, up 1.5% from the linked quarter and down 13.2 percent from the third quarter of 2021. Operating revenue was negatively impacted by the expected decline in mortgage banking revenue.

●	Net interest income was up 8.7 percent from the linked quarter and up 4.1 percent from the year ago quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was up from both the linked and year-ago quarters by 30 and 25 basis points, respectively, primarily from the increase in loan balances of $29.6 million from the linked quarter. Net of PPP, net interest margin is higher by 55 basis points compared to the prior year.

●	Noninterest income was down 13 and 39 percent from the linked and year ago quarters, respectively, due to lower mortgage volume and OMSR recapture.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2022 were $68.6 million, down $84.1 million, or 55.1 percent, from the year-ago quarter; likewise, total sales of originated loans were $39.2 million, down $83.9 million, or 68.2 percent. For the first nine months of 2022, SB Financial had total volume of $261.4 million, of which $202.5 million (77.5 percent) was new purchase/construction lending, $39.0 million was external refinance (14.9 percent), and the remaining $19.9 million (7.6 percent) was internal refinance.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.4 million for the third quarter of 2022, compared to $4.1 million for the year-ago quarter. The mortgage servicing valuation adjustment for the third quarter of 2022 was a positive $0.1 million, compared to a positive adjustment of $0.2 million for the third quarter of 2021. For the first nine months of 2022, the recapture of servicing rights was $1.2 million compared to a recapture of $2.9 million for the prior year nine months. The aggregate servicing valuation impairment ended the quarter at $0.3 million. The servicing portfolio at September 30, 2022, was $1.36 billion, up $0.02 billion, or 1.6 percent, from $1.34 billion at September 30, 2021.

Mr. Klein noted, “Refinance activity declined to just 10.9 percent of mortgage originations in the quarter from 52.0 percent in the prior year as higher rates continue to significantly impact our Residential mortgage business line. We continue to believe that this business segment offers us the opportunity to drive new households as a number of our competitors have begun to abandon the residential market.”

Mortgage Banking						Annual
($ in thousands)	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Growth
Mortgage originations	$68,557	$95,454	$97,394	$126,611	$152,623	$(84,066)
Mortgage sales	39,176	49,915	72,154	110,543	123,083	(83,907)
Mortgage servicing portfolio	1,362,666	1,369,732	1,375,554	1,362,962	1,341,439	21,227
Mortgage servicing rights	13,473	13,408	13,135	12,034	11,194	2,279

Mortgage servicing revenue
Loan servicing fees	858	863	861	850	850	8
OMSR amortization	(396)	(496)	(547)	(807)	(943)	547
Net administrative fees	462	367	314	43	(93)	555
OMSR valuation adjustment	65	239	890	581	248	(183)
Net loan servicing fees	527	606	1,204	624	155	372
Gain on sale of mortgages	876	1,196	1,676	3,194	3,947	(3,071)
Mortgage banking revenue, net	$1,403	$1,802	$2,880	$3,818	$4,102	$(2,699)

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income for the quarter was down from the prior year and the linked quarter by 39 and 13 percent, respectively. Gain on sale yields on mortgage loans were down nearly 100 basis points from the prior year and the total dollars of sales were down nearly $84 million. Wealth management revenue was down slightly from the prior year as market declines have had an adverse effect on the market value of assets under management. SB Financial’s title agency, Peak Title, was down just 6 percent from the prior year, as commercial transaction volume increased despite the residential mortgage slowdown.

For the third quarter of 2022, noninterest expense of $10.4 million was down $0.9 million or 7.7 percent compared to the prior year.

Reduced expenses due to lower mortgage volume, has offset higher equipment expense related to technology improvements.

Mr. Klein stated, “We executed on a number of FTE reductions in our residential mortgage business line in the third quarter as we thoughtfully right sized resources to combat lower volume. We continue to believe that fee income across all of our other business lines remains strong and has reduced our reliance on mortgage sale gains.”

Noninterest Income / Noninterest Expense						Annual
($ in thousands, except ratios)	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Growth
Noninterest Income (NII)	$4,043	$4,673	$5,802	$6,589	$6,649	$(2,606)
NII / Total Revenue	27.9%	32.8%	40.6%	42.1%	39.9%	-12.0%
NII / Average Assets	1.2%	1.4%	1.7%	2.0%	2.0%	-0.8%
Total Revenue Growth	-13.2%	-9.1%	-46.9%	-13.7%	-15.3%	2.1%

Noninterest Expense (NIE)	$10,384	$10,802	$10,859	$11,567	$11,256	$(872)
Efficiency Ratio	71.6%	75.6%	75.9%	73.7%	67.4%	4.2%
NIE / Average Assets	3.2%	3.3%	3.2%	3.5%	3.4%	-0.2%
Net Noninterest Expense/Avg. Assets	-2.0%	-1.9%	-1.5%	-1.5%	-1.4%	-0.6%
Total Expense Growth	-7.7%	-2.5%	-0.5%	8.3%	-0.7%	-7.0%

Balance Sheet

Total assets as of September 30, 2022, were $1.3 billion, or down 2.0 percent from the year ago quarter primarily due to the decrease in the investment portfolio. Total shareholders’ equity as of September 30, 2022, was $114.6 million, down 20.6 percent from a year ago due to the valuation adjustment on the Company’s bond portfolio, which has increased $32.7 million. Absent that negative impact, equity increased $3.1 million or 2.1 percent. SB Financial bought back 77,326 shares of our stock in the quarter at an average price of $17.27 or 132.1 percent of tangible book value per share.

The investment portfolio of $248.5 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 19.1 percent of assets at September 30, 2022, and was down 2.2 percent from the year-ago period. Compared to the linked quarter, the investment portfolio was down $23.0 million as the amortization cash flow was used to fund higher margin loan growth.

Total loans held for investment were $925.2 million at September 30, 2022, up $78.7 million, or 9.3 percent, from September 30, 2021. Excluding PPP activity from both years, loan balances were up $81.5 million, or 9.6 percent.

Deposit balances of $1.09 billion at September 30, 2022, decreased by $0.03 billion, or 2.3 percent, since September 30, 2021. Deposits grew $14.1 million from the linked quarter.

Mr. Klein continued, “The loan growth from closing deals from our strong pipelines improved the mix of our balance sheet as we also reduced the investment portfolio and funded additional growth with higher cost deposits. Our ability to grow interest bearing liabilities in the quarter was a positive while increasing those rates by just 19 bps from the linked quarter. We continue to see solid asset quality and are on pace to achieve zero net charge-offs for the full year of 2022.”

Loan Balances						Annual
($ in thousands, except ratios)	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Growth
Commercial	$128,565	$127,711	$124,857	$122,373	$138,085	$(9,520)
% of Total	13.9%	14.3%	14.7%	14.9%	16.3%	-6.9%
Commercial RE	404,710	404,260	400,101	381,387	387,858	16,852
% of Total	43.7%	45.1%	47.0%	46.4%	45.8%	4.3%
Agriculture	60,522	60,586	55,741	57,473	57,374	3,148
% of Total	6.5%	6.8%	6.6%	7.0%	6.8%	5.5%
Residential RE	267,135	241,614	214,015	206,324	207,571	59,564
% of Total	28.9%	27.0%	25.2%	25.1%	24.5%	28.7%
Consumer & Other	64,317	61,440	55,957	55,157	55,660	8,657
% of Total	7.0%	6.9%	6.6%	6.7%	6.6%	15.6%
Total Loans	$925,249	$895,611	$850,671	$822,714	$846,548	$78,701
Total Growth Percentage						9.3%

Deposit Balances						Annual
($ in thousands, except ratios)	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Growth
Non-Int DDA	$250,791	$239,676	$252,273	$247,044	$258,857	$(8,066)
% of Total	23.1%	22.4%	22.2%	22.2%	23.3%	-3.1%
Interest DDA	199,523	198,286	211,152	195,464	189,130	10,393
% of Total	18.4%	18.5%	18.6%	17.6%	17.0%	5.5%
Savings	201,402	215,285	236,394	237,571	246,414	(45,012)
% of Total	18.5%	20.1%	20.8%	21.3%	22.2%	-18.3%
Money Market	258,975	276,274	289,699	276,462	258,741	234
% of Total	23.8%	25.8%	25.5%	24.8%	23.3%	0.1%
Time Deposits	175,202	142,258	148,553	156,504	158,518	16,684
% of Total	16.1%	13.3%	13.1%	14.1%	14.3%	10.5%
Total Deposits	$1,085,893	$1,071,779	$1,138,071	$1,113,045	$1,111,660	$(25,767)
Total Growth Percentage						-2.3%

Asset Quality

SB Financial reported nonperforming assets of $5.2 million as of September 30, 2022, down $0.4 million or 7.6 percent from the year-ago quarter. The Company had net recoveries in the quarter, and for the year-to-date, the Company had $19,000 in net recoveries. The coverage ratio of problem loans to the loan loss allowance was at 313.3 percent at September 30, 2022.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Sep. 2022	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Change
Commercial & Agriculture	$114	$140	$142	$143	$144	$(30)
% of Total Com./Ag. loans	0.06%	0.07%	0.08%	0.08%	0.07%	-20.8%
Commercial RE	223	359	544	554	566	(343)
% of Total CRE loans	0.06%	0.09%	0.14%	0.15%	0.15%	-60.6%
Residential RE	3,129	3,176	3,198	2,484	2,056	1,073
% of Total Res. RE loans	1.17%	1.31%	1.49%	1.20%	0.99%	52.2%
Consumer & Other	280	323	409	471	422	(142)
% of Total Con./Oth. loans	0.44%	0.53%	0.73%	0.85%	0.76%	-33.6%
Total Nonaccruing Loans	3,746	3,998	4,293	3,652	3,188	558
% of Total loans	0.40%	0.45%	0.50%	0.44%	0.38%	17.5%
Accruing Restructured Loans	668	683	762	725	805	(137)
Total Change (%)						-17.0%
Total Nonaccruing & Restructured Loans	4,414	4,681	5,055	4,377	3,993	421
% of Total loans	0.48%	0.52%	0.59%	0.53%	0.47%	10.5%
Foreclosed Assets and Other Assets	756	730	527	2,104	1,601	(845)
Total Change (%)						-52.8%
Total Nonperforming Assets	$5,170	$5,411	$5,582	$6,481	$5,594	$(424)
% of Total assets	0.40%	0.42%	0.42%	0.49%	0.42%	-7.6%

Webcast and Conference Call

The Company will hold the third quarter 2022 earnings conference call and webcast on November 2, 2022, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and title opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market with the ticker symbol “SBFG”.

In April 2022, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers that consistently reported increases in earnings per share over the last decade. The honor roll review determined that just 17 banks in the U.S., including SB Financial, or five percent of all banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in thousands)	2022	2022	2022	2021	2021

ASSETS
Cash and due from banks	$27,934	$29,567	$130,003	$149,511	$138,015
Interest bearing time deposits	2,134	1,691	1,894	2,643	2,651
Available-for-sale securities	243,233	266,162	265,311	263,259	248,815
Loans held for sale	2,979	4,242	4,737	7,472	10,335
Loans, net of unearned income	925,249	895,611	850,671	822,714	846,548
Allowance for loan losses	(13,824)	(13,801)	(13,804)	(13,805)	(13,812)
Premises and equipment, net	22,842	23,122	23,039	23,212	23,874
Federal Reserve and FHLB Stock, at cost	5,230	5,303	5,303	5,303	5,303
Foreclosed assets and other assets	756	730	527	2,104	1,601
Interest receivable	3,556	3,256	2,815	2,920	2,954
Goodwill	23,239	23,239	23,239	23,191	22,091
Cash value of life insurance	28,713	28,556	17,932	17,867	17,795
Mortgage servicing rights	13,473	13,408	13,135	12,034	11,194
Other assets	17,863	12,886	10,328	12,430	12,361

Total assets	$1,303,377	$1,293,972	$1,335,130	$1,330,855	$1,329,725

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$250,791	$239,676	$252,273	$247,044	$258,857
Interest bearing demand	199,523	198,286	211,152	195,464	189,130
Savings	201,402	215,285	236,394	237,571	246,414
Money market	258,975	276,274	289,699	276,462	258,741
Time deposits	175,202	142,258	148,553	156,504	158,518

Total deposits	1,085,893	1,071,779	1,138,071	1,113,045	1,111,660

Short-term borrowings	19,754	30,772	19,035	15,320	20,771
Federal Home Loan Bank advances	35,000	25,000	5,500	5,500	5,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,582	19,570	19,558	19,546	19,534
Interest payable	623	307	536	299	576
Other liabilities	17,587	11,678	9,483	21,906	17,082

Total liabilities	1,188,749	1,169,416	1,202,493	1,185,926	1,185,433

Shareholders’ Equity
Common stock	61,319	61,319	61,319	54,463	54,463
Additional paid-in capital	15,000	15,069	14,872	14,944	14,875
Retained earnings	99,309	96,809	94,833	99,716	97,183
Accumulated other comprehensive income (loss)	(33,426)	(22,210)	(13,659)	(1,845)	(699)
Treasury stock	(27,574)	(26,431)	(24,728)	(22,349)	(21,530)

Total shareholders’ equity	114,628	124,556	132,637	144,929	144,292

Total liabilities and shareholders’ equity	$1,303,377	$1,293,972	$1,335,130	$1,330,855	$1,329,725

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
($ in thousands, except per share & ratios)	2022	2022	2022	2021	2021	2022	2021
Interest income
Loans
Taxable	$10,084	$8,880	$8,052	$8,889	$9,948	$27,016	$29,070
Tax exempt	92	73	61	59	52	226	147
Securities
Taxable	1,536	1,469	1,235	969	939	4,239	2,417
Tax exempt	52	52	47	86	94	151	267

Total interest income	11,764	10,474	9,395	10,003	11,033	31,632	31,901

Interest expense
Deposits	852	567	618	640	709	2,037	2,489
Repurchase agreements & other	8	11	13	7	12	32	35
Federal Home Loan Bank advances	180	38	39	41	40	257	147
Trust preferred securities	99	71	53	49	49	223	150
Subordinated debt	195	194	195	188	199	584	274

Total interest expense	1,334	881	918	925	1,009	3,133	3,095

Net interest income	10,430	9,593	8,477	9,078	10,024	28,499	28,806

Provision for loan losses	-	-	-	-	300	-	1,050

Net interest income after provision for loan losses	10,430	9,593	8,477	9,078	9,724	28,499	27,756

Noninterest income
Wealth management fees	930	936	955	988	959	2,821	2,826
Customer service fees	844	860	794	827	812	2,498	2,390
Gain on sale of mtg. loans & OMSR	876	1,196	1,676	3,194	3,947	3,748	14,061
Mortgage loan servicing fees, net	527	606	1,204	624	155	2,337	2,316
Gain on sale of non-mortgage loans	125	167	169	44	52	461	114
Title insurance revenue	476	697	602	528	508	1,775	1,561
Gain (loss) on sale of assets	(12)	-	55	1	1	43	1
Other	277	211	347	383	215	835	839

Total noninterest income	4,043	4,673	5,802	6,589	6,649	14,518	24,108

Noninterest expense
Salaries and employee benefits	5,858	6,418	6,189	6,648	6,689	18,465	20,190
Net occupancy expense	769	719	742	846	714	2,230	2,202
Equipment expense	918	827	854	899	872	2,599	2,382
Data processing fees	664	643	576	721	671	1,883	1,858
Professional fees	766	760	950	872	817	2,476	2,155
Marketing expense	200	222	231	228	201	653	556
Telephone and communication expense	134	105	111	148	140	350	433
Postage and delivery expense	75	110	116	106	100	301	308
State, local and other taxes	250	277	278	288	286	805	887
Employee expense	145	175	136	163	186	456	500
Other expenses	605	546	676	648	580	1,828	1,770

Total noninterest expense	10,384	10,802	10,859	11,567	11,256	32,046	33,241

Income before income tax expense	4,088	3,464	3,420	4,100	5,117	10,971	18,623

Income tax expense	746	630	607	768	1,014	1,983	3,678

Net income	$3,342	$2,834	$2,813	$3,332	$4,103	$8,988	$14,945

Common share data:
Basic earnings per common share	$0.48	$0.40	$0.40	$0.49	$0.59	$1.28	$2.09

Diluted earnings per common share	$0.47	$0.40	$0.40	$0.49	$0.58	$1.27	$2.08

Average shares outstanding (in thousands):
Basic:	6,968	7,075	7,035	6,906	6,966	7,026	7,142
Diluted:	7,033	7,149	7,100	6,970	7,017	7,098	7,167

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2022	2022	2022	2021	2021	2022	2021

Net interest income	$10,430	$9,593	$8,477	$9,078	$10,024	$28,499	$28,806
Tax-equivalent adjustment	38	33	29	39	39	100	110
Tax-equivalent net interest income	10,468	9,626	8,506	9,117	10,063	28,599	28,916
Provision for loan loss	-	-	-	-	300	-	1,050
Noninterest income	4,043	4,673	5,802	6,589	6,649	14,518	24,108
Total operating revenue	14,473	14,266	14,279	15,667	16,673	43,017	52,914
Noninterest expense	10,384	10,802	10,859	11,567	11,256	32,045	33,241
Pre-tax pre-provision income	4,089	3,464	3,420	4,100	5,417	10,972	19,673
Pretax income	4,089	3,464	3,420	4,100	5,117	10,972	18,623
Net income	3,342	2,834	2,813	3,332	4,103	8,988	14,945

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.48	0.40	0.40	0.49	0.59	1.28	2.09
Diluted earnings per share	0.47	0.40	0.40	0.49	0.58	1.27	2.08
Common dividends	0.120	0.120	0.115	0.115	0.110	0.355	0.325
Book value per common share	16.49	17.75	18.65	21.05	20.83	16.49	20.83
Tangible book value per common share (TBV)	13.07	14.36	15.31	17.60	17.55	13.07	17.55
Market price per common share	16.85	17.26	19.91	19.67	18.18	16.85	18.18
Market price to TBV	128.9%	120.2%	130.1%	111.8%	103.6%	128.9%	103.6%
Market price to trailing 12 month EPS	9.6	9.3	10.0	7.7	6.5	9.6	6.5

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.03%	0.87%	0.83%	0.99%	1.23%	0.91%	1.51%
Pre-tax pre-provision ROAA	1.26%	1.06%	1.01%	1.22%	1.63%	1.19%	2.12%
Return on average equity	10.89%	8.89%	8.08%	9.21%	11.35%	9.21%	13.84%
Return on average tangible equity	13.51%	10.93%	9.75%	10.92%	13.47%	11.28%	16.43%
Efficiency ratio	71.63%	75.60%	75.93%	73.72%	67.40%	74.38%	62.72%
Earning asset yield	3.89%	3.45%	2.96%	3.17%	3.25%	3.42%	3.44%
Cost of interest bearing liabilities	0.58%	0.39%	0.39%	0.40%	0.44%	0.45%	0.46%
Net interest margin	3.45%	3.15%	2.67%	2.87%	3.20%	3.08%	3.11%
Tax equivalent effect	0.01%	0.01%	0.01%	0.02%	0.01%	0.01%	0.01%
Net interest margin, tax equivalent	3.46%	3.16%	2.68%	2.89%	3.21%	3.09%	3.12%
Non interest income/Average assets	1.24%	1.43%	1.72%	1.96%	1.99%	1.47%	2.44%
Non interest expense/Average assets	3.19%	3.31%	3.22%	3.45%	3.38%	3.24%	3.37%
Net noninterest expense/Average assets	-1.95%	-1.88%	-1.50%	-1.48%	-1.38%	-1.77%	-0.93%

ASSET QUALITY RATIOS:
Gross charge-offs	9	9	9	34	24	27	102
Recoveries	32	6	8	27	230	46	290
Net charge-offs	(23)	3	1	7	(206)	(19)	(188)
Nonaccruing loans/Total loans	0.40%	0.45%	0.50%	0.44%	0.38%	0.40%	0.38%
Nonperforming loans/Total loans	0.48%	0.52%	0.59%	0.53%	0.47%	0.48%	0.47%
Nonperforming assets/Loans & OREO	0.56%	0.60%	0.66%	0.79%	0.66%	0.56%	0.66%
Nonperforming assets/Total assets	0.40%	0.42%	0.42%	0.49%	0.42%	0.40%	0.42%
Allowance for loan loss/Nonperforming loans	313.26%	294.83%	273.08%	315.40%	345.91%	313.26%	345.91%
Allowance for loan loss/Total loans	1.49%	1.54%	1.62%	1.68%	1.63%	1.49%	1.63%
Net loan charge-offs/Average loans (ann.)	(0.01)%	0.00%	0.00%	0.00%	(0.10%)	(0.00%)	(0.03%)

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	85.21%	83.56%	74.75%	73.92%	76.15%	85.21%	76.15%
Equity/ Assets	8.79%	9.63%	9.93%	10.89%	10.85%	8.79%	10.85%
Tangible equity/Tangible assets	7.10%	7.93%	8.30%	9.27%	9.30%	7.10%	9.30%
Common equity tier 1 ratio (Bank)	13.23%	13.21%	13.71%	13.94%	13.23%	13.21%	13.23%

END OF PERIOD BALANCES
Total assets	1,303,377	1,293,972	1,335,130	1,330,855	1,329,725	1,303,377	1,329,725
Total loans	925,249	895,611	850,671	822,714	846,548	925,249	846,548
Deposits	1,085,893	1,071,779	1,138,071	1,113,045	1,111,660	1,085,893	1,111,660
Stockholders equity	114,628	124,556	132,637	144,929	144,292	114,628	144,292
Goodwill and intangibles	23,770	23,787	23,804	23,774	22,692	23,770	22,692
Tangible equity	90,858	100,769	108,833	121,155	121,600	90,858	121,600
Mortgage servicing portfolio	1,362,666	1,369,732	1,375,554	1,362,962	1,341,439	1,362,666	1,341,439
Wealth/Brokerage assets under care	480,947	500,487	560,698	618,279	588,319	480,947	588,319
Total assets under care	3,146,990	3,164,191	3,271,382	3,312,096	3,259,483	3,146,990	3,259,483
Full-time equivalent employees	271	267	256	269	264	271	264
Period end common shares outstanding	6,950	7,017	7,111	6,884	6,927	6,950	6,927
Market capitalization (all)	117,113	121,105	141,575	135,415	125,935	117,113	125,935

AVERAGE BALANCES
Total assets	1,302,297	1,305,815	1,350,982	1,342,202	1,333,369	1,319,668	1,315,521
Total earning assets	1,209,958	1,216,124	1,270,218	1,263,431	1,253,722	1,231,865	1,236,227
Total loans	909,909	870,439	832,825	845,078	856,486	871,340	857,703
Deposits	1,085,821	1,108,890	1,134,234	1,123,843	1,109,491	1,109,345	1,099,892
Stockholders equity	122,738	127,519	139,214	144,749	144,565	130,069	144,020
Goodwill and intangibles	23,778	23,796	23,801	22,701	22,701	23,791	22,718
Tangible equity	98,960	103,723	115,413	122,048	121,864	106,278	121,302
Average basic shares outstanding	6,968	7,075	7,035	6,906	6,966	7,026	7,142
Average diluted shares outstanding	7,033	7,149	7,100	6,970	7,017	7,098	7,167

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three and Nine Months Ended Sep. 30, 2022 and 2021

	Three Months Ended Sep. 30, 2022			Three Months Ended Sep. 30, 2021
	Average		Average	Average		Average
($ in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$291,712	$1,536	2.11%	$388,800	$939	0.97%
Nontaxable securities	8,337	52	2.49%	8,436	94	4.46%
Loans, net	909,909	10,176	4.47%	856,486	10,000	4.67%

Total earning assets	1,209,958	11,764	3.89%	1,253,722	11,033	3.52%

Cash and due from banks	6,782			6,975
Allowance for loan losses	(13,802)			(13,475)
Premises and equipment	23,762			25,820
Other assets	75,597			60,327

Total assets	$1,302,297			$1,333,369

Liabilities
Savings, MMDA and interest bearing demand	$681,209	$542	0.32%	$695,801	$441	0.25%
Time deposits	155,979	310	0.79%	164,432	268	0.65%
Repurchase agreements & other	20,160	8	0.16%	24,672	12	0.19%
Advances from Federal Home Loan Bank	26,739	180	2.69%	5,500	40	2.91%
Trust preferred securities	10,310	99	3.84%	10,310	49	1.90%
Subordinated debt	19,576	195	3.98%	19,528	199	4.08%

Total interest bearing liabilities	913,973	1,334	0.58%	920,243	1,009	0.44%

Non interest bearing demand	248,633	-		249,258	-

Total funding	1,162,606		0.46%	1,169,501		0.35%

Other liabilities	16,952			19,303

Total liabilities	1,179,558			1,188,804

Equity	122,738			144,565

Total liabilities and equity	$1,302,296			$1,333,369

Net interest income		$10,430			$10,024

Net interest income as a percent of average interest-earning assets - GAAP measure			3.45%			3.20%
Net interest income as a percent of average interest-earning assets - non GAAP			3.46%			3.21%
- Computed on a fully tax equivalent (FTE) basis

	Nine Months Ended Sep. 30, 2022			Nine Months Ended Sep. 30, 2021
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$352,405	$4,239	1.60%	$370,743	$2,417	0.87%
Nontaxable securities	8,120	151	2.48%	7,781	267	4.58%
Loans, net	871,340	27,242	4.17%	857,703	29,217	4.54%

Total earning assets	1,231,865	31,632	3.42%	1,236,227	31,901	3.44%

Cash and due from banks	7,331			7,554
Allowance for loan losses	(13,804)			(13,297)
Premises and equipment	24,265			24,442
Other assets	70,011			60,595

Total assets	$1,319,668			$1,315,521

Liabilities
Savings, MMDA and interest bearing demand	$709,033	$1,293	0.24%	$661,433	$1,413	0.28%
Time deposits	152,230	744	0.65%	184,668	1,076	0.78%
Repurchase agreements & Other	21,298	32	0.20%	24,139	35	0.19%
Advances from Federal Home Loan Bank	12,154	257	2.82%	6,846	147	2.86%
Trust preferred securities	10,310	223	2.88%	10,310	150	1.94%
Subordinated debt	19,564	584	3.98%	9,811	274	3.72%

Total interest bearing liabilities	924,589	3,133	0.45%	897,207	3,095	0.46%

Non interest bearing demand	248,082		0.36%	253,791		0.36%

Total funding	1,172,671			1,150,998

Other liabilities	16,928			20,503

Total liabilities	1,189,599			1,171,501

Equity	130,069			144,020

Total liabilities and equity	$1,319,668			$1,315,521

Net interest income		$28,499			$28,806

Net interest income as a percent of average interest-earning assets - GAAP measure			3.08%			3.11%
Net interest income as a percent of average interest-earning assets - non GAAP			3.09%			3.12%
- Computed on a fully tax equivalent (FTE) basis

Non-GAAP reconciliation	Three Months Ended		Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021

Total Operating Revenue	$14,473	$16,673	$43,017	$52,914
Adjustment to (deduct)/add OMSR recapture/impairment*	(65)	(248)	(1,193)	(2,854)

Adjusted Total Operating Revenue	14,408	16,425	41,824	50,060

Income before Income Taxes	4,088	5,117	10,971	18,623
Adjustment for OMSR	(65)	(248)	(1,193)	(2,854)

Adjusted Income before Income Taxes	4,023	4,869	9,778	15,769

Provision for Income Taxes	746	1,014	1,983	3,678
Adjustment for OMSR **	(14)	(52)	(251)	(599)

Adjusted Provision for Income Taxes	732	962	1,732	3,080

Net Income	3,342	3,761	8,988	14,945
Adjustment for OMSR	(51)	(196)	(942)	(2,255)

Adjusted Net Income	3,291	3,565	8,046	12,690

Diluted Earnings per Share	0.47	0.58	1.27	2.08
Adjustment for OMSR	(0.01)	(0.03)	(0.13)	(0.31)

Adjusted Diluted Earnings per Share	$0.47	$0.55	$1.13	$1.77

Return on Average Assets	1.03%	1.23%	0.91%	1.51%
Adjustment for OMSR	-0.02%	-0.06%	-0.07%	-0.17%

Adjusted Return on Average Assets	1.01%	1.17%	0.84%	1.34%

*	valuation adjustment to the Company’s mortgage servicing rights
**	tax effect is calculated using a 21% statutory federal corporate income tax rate